Exhibit 99.1

Ventas Announces James D. Shelton Has Decided to Retire from Board

Before 2024 Annual Meeting

Roxanne M. Martino Appointed to Serve as Lead Independent Director Following 2024 Annual Meeting

CHICAGO – MARCH 4, 2024 – Ventas, Inc. (NYSE: VTR) today announced that James D. (“Denny”) Shelton , the Lead Independent Director of the Ventas Board of Directors, has decided to retire from the Board, effective immediately prior to the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The independent directors have unanimously appointed Roxanne Martino, a Ventas director since 2016 and former CEO of Aurora Investment Management, as Lead Independent Director, effective following the 2024 Annual Meeting.

Debra A. Cafaro, Ventas Chairman and CEO, said, “On behalf of Ventas, I thank Denny for his outstanding contributions during his 16 years on the Board and eight years as Lead Independent Director. Denny’s excellent judgment, extensive experience and deep healthcare knowledge proved invaluable to the Company, and his commitment to strong governance and board refreshment have helped create an independent Board that is diverse, distinguished by the professional achievement of its members and focused on shareholders. His decision to retire from the Board is well-earned after years of service, and we will miss him.”

“I am pleased to take on the role of Lead Independent Director and will continue to provide my perspectives to the Board, informed by my leadership experience, healthcare knowledge and investment expertise,” said Ms. Martino. “Since joining the Board in 2016 shortly after meeting Debbie, I have been deeply engaged in the important work of enhancing value for Ventas shareholders, and I look forward to continuing to contribute to the Company’s growth and success.”

“It has been a privilege to serve as a member of the Ventas Board and as Lead Independent Director, lending my perspective as the Company has built a leading portfolio of senior housing and healthcare real estate and delivered significant value to shareholders,” said Mr. Shelton. “I thank the Ventas Board for their partnership and congratulate Roxanne. Ventas is very well positioned for continued success as it advances its mission of enabling exceptional environments for a large and growing aging population.”

Since joining the Ventas Board, Ms. Martino has brought extensive expertise in investment strategy and capital allocation, finance and accounting and business leadership. Ms. Martino also brings insights into the perspectives of institutional investors and healthcare leadership experience as Chairperson of the Ann & Robert H. Lurie Children’s Hospital of Chicago Board of Directors. From 1990 to 2016, Ms. Martino led Aurora Investment Management, a hedge fund investment firm, and its predecessor companies, including serving as Investment Committee Chair and CEO, building the firm into one of the largest managers in the fund-of-funds industry with $14 billion in assets under management. She was inducted into the Invest Hedge Hall of Fame in 2015.

In a separate release issued today, Ventas announced that Theodore Bigman and Joe V. Rodriguez, Jr. have been appointed as independent members of the Company’s Board of Directors, effective immediately.

About Ventas

Ventas, Inc. (NYSE: VTR) is a leading S&P 500 real estate investment trust focused on delivering strong, sustainable shareholder returns by enabling exceptional environments that benefit a large and growing aging population. The Company’s growth is fueled by its senior housing communities, which provide valuable services to residents and enable them to thrive in supported environments. Ventas leverages its unmatched operational expertise, data-driven insights from its Ventas Operational InsightsTM platform, extensive relationships and strong financial position to achieve its goal of delivering outsized performance across approximately 1,400 properties. The Ventas portfolio is composed of senior housing communities, outpatient medical buildings, research centers and healthcare facilities in North America and the United Kingdom. The Company benefits from a seasoned team of talented professionals who share a commitment to excellence, integrity and a common purpose of helping people live longer, healthier, happier lives.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “assume,” “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. We urge you to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance, including those made below and in our filings with the Securities and Exchange Commission, such as in the sections titled “Cautionary Statements - Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our completed or anticipated acquisitions and investments of properties, including our ownership of the properties included in our equitized loan portfolio; (b) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulation, including evolving laws and regulations regarding data privacy and cybersecurity and environmental matters, and the challenges and expense associated with complying with such regulation; (c) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs, uninsured liabilities, fines or significant operational limitations, including the loss or suspension of or moratoriums on accreditations, licenses or certificates of need, suspension of or nonpayment for new admissions, denial of reimbursement, suspension, decertification or exclusion from federal, state or foreign healthcare programs or the closure of facilities or communities; (d) the impact of market and general economic conditions on us, our tenants, managers and borrowers and in areas in which our properties are geographically concentrated, including macroeconomic trends and financial market events, such as bank failures and other events affecting financial institutions, market volatility, increases in inflation, changes in or elevated interest and exchange rates, tightening of lending standards and reduced availability of credit or capital, geopolitical conditions, supply chain pressures, rising labor costs and historically low unemployment, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public and private capital markets; (e) our reliance and the reliance of our tenants, managers and borrowers on the financial, credit and capital markets and the risk that those markets may be disrupted or become constrained, including as a result of bank failures or concerns or rumors about such events, tightening of lending standards and reduced availability of credit or capital; (f) the secondary and tertiary effects of the COVID-19 pandemic on our business, financial condition and results of operations and the implementation and impact of regulations related to the CARES Act and other stimulus legislation, including the risk that some or all of the CARES Act or other COVID-19 relief payments we or our tenants, managers or borrowers received could be recouped; (g) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate, and the financial condition or business prospect of our tenants, managers and borrowers; (h) the risk of bankruptcy, inability to obtain benefits from governmental programs, insolvency or financial deterioration of our tenants, managers, borrowers and other obligors which may, among other things, have an adverse impact on the ability of such parties to make payments or meet their other obligations to us, which could have an adverse impact on our results of operations and financial condition; (i) the risk that the borrowers under our loans or other investments default or that, to the extent we are able to foreclose or otherwise acquire the collateral securing our loans or other investments, we will be required to incur additional expense or indebtedness in connection therewith, that the assets will underperform expectations or that we may not be able to subsequently dispose of all or part of such assets on favorable terms; (j) our current and future amount of outstanding indebtedness, and our ability to access capital and to incur additional debt which is subject to our compliance with covenants in instruments governing our and our subsidiaries’ existing indebtedness; (k) the recognition of reserves, allowances, credit losses or impairment charges are inherently uncertain, may increase or decrease in the future and may not represent or reflect the ultimate value of, or loss that we ultimately realize with respect to, the relevant assets, which could have an adverse impact on our results of operations and financial condition; (l) the non-renewal of any leases or management agreement or defaults by tenants or managers thereunder and the risk of our inability to replace those tenants or managers on a timely basis or on favorable terms, if at all; (m) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests, including our ability to dispose of such assets on favorable terms as a result of rights of first offer or rights of first refusal in favor of third parties; (n) risks related to development, redevelopment and construction projects, including costs associated with inflation, rising or elevated interest rates, labor conditions and supply chain pressures, and risks related to increased construction and development in markets in which our properties are located, including adverse effect on our future occupancy rates; (o) our ability to attract and retain talented employees; (p) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply with such requirements; (q) the ownership limits contained in our certificate of incorporation with respect to our capital stock in order to preserve our qualification as a REIT, which may delay, defer or prevent a change of control of our company; (r) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (s) increases in our borrowing costs as a result of becoming more leveraged, including in connection with acquisitions or other investment activity and rising or elevated interest rates; (t) our reliance on third-party managers and tenants to operate or exert substantial control over properties they manage for or rent from us, which limits our control and influence over such operations and results; (u) our exposure to various operational risks, liabilities and claims from our operating assets; (v) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (w) our exposure to particular risks due to our specific asset classes and operating markets, such as adverse changes affecting our specific asset classes and the real estate industry, the competitiveness or financial viability of hospitals on or near the campuses where our outpatient medical buildings are located, our relationships with universities, the level of expense and uncertainty of our research tenants, and the limitation of our uses of some properties we own that are subject to ground lease, air rights or other restrictive agreements; (x) the risk of damage to our reputation; (y) the availability, adequacy and pricing of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (z) the risk of exposure to unknown liabilities from our investments in properties or businesses; (aa) the occurrence of cybersecurity threats and incidents that could disrupt our or our tenants’, managers’ or borrower’s operations, result in the loss of confidential or personal information or damage our business relationships and reputation; (bb) the failure to maintain effective internal controls, which could harm our business, results of operations and financial condition; (cc) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; (dd) disruptions to the management and operations of our business and the uncertainties caused by activist investors; (ee) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change; (ff) the risk of potential dilution resulting from future sales or issuances of our equity securities; and (gg) the other factors set forth in our periodic filings with the Securities and Exchange Commission.

Contacts

Investors

BJ Grant
(877) 4-VENTAS

Media

Andrew Siegel / Joseph Sala / Greg Klassen

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449